UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2009

PACIFIC ASIA PETROLEUM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52770	30-0349798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 East Hartsdale Avenue
Hartsdale, New York 10530

(Address of principal executive offices) (Zip Code)

(914) 472-6070

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On June 18, 2009, Pacific Asia Petroleum, Inc. (the “Company”) issued a press release announcing the entry by the Company, its Hong Kong subsidiary Pacific Asia Petroleum Energy Limited (“PAPE”), and its China affiliate Inner Mongolia Sunrise Petroleum Co. Ltd. (“Sunrise”), into certain enhanced oil recovery production (“EORP”) related agreements as contemplated under the Letter of Understanding previously announced on May 15, 2009, including various formation and operating-related agreements, an agreement signed by Sunrise covering several oil fields in Inner Mongolia and the Heilongjiang Province in the People’s Republic of China, and a patent assignment agreement entered into by PAPE with respect to certain EORP-related technology.  With these EORP-related agreements signed and in place, the Company expects PAPE to commence operations in these various oil fields in the next calendar quarter and commence production and generation of revenues in the 4th quarter of 2009.  A copy of the Company’s press release, dated June 18, 2009, announcing these matters is furnished herewith as Exhibit 99.1.

The Company will be conducting a conference call at 1:30 p.m. Pacific Standard Time on Tuesday, June 30, 2009, to provide an update on the Company’s EORP venture, discuss other operational updates, and answer questions. A live webcast of the call will also be available on the Company’s website, www.papetroleum.com.  A copy of the Company’s press release, dated June 18, 2009, announcing the call is furnished herewith as Exhibit 99.2.

The information contained in Item 7.01 to this current report on form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 or exhibits 99.1 and 99.2 to this form 8-K shall not be deemed an admission as to the materiality of any information in Item 7.01 to this report on form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release, dated June 18, 2009.
99.2	Press Release, dated June 18, 2009.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC ASIA PETROLEUM, INC.
Dated: June 18, 2009	By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated June 18, 2009.
99.2	Press Release, dated June 18, 2009.